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                                                                   Exhibit 10.10

                                                                  EXECUTION COPY


                              SECURITY AGREEMENT
                              ------------------


     This SECURITY AGREEMENT (this "Agreement"), dated as of May 11, 2001, is
                                    ---------
entered into by and among Data Race Inc., a Texas corporation doing business as IP Axess, with headquarters located at 6509 Windcrest Drive, Suite 120, Plano, Texas 75024 (the "Debtor"), in favor of each of the parties listed in Schedule A
                  ------                                              ----------
attached hereto and made a part hereof (each a "Secured Party," collectively
                                                -------------
(and individually, where applicable) referred to herein as the "Secured
                                                                -------
Parties").

     1.   SECURITY INTEREST.  For good and valuable consideration, the receipt
          -----------------
and adequacy of which are hereby acknowledged, and subject to the applicable terms of this Agreement, Debtor assigns and grants to Secured Parties, a security interest and lien in the Collateral (as defined below) to secure the payment and the performance of the Obligation (as defined below).

     2.   COLLATERAL.  The security interest created hereby is granted in and to
          ----------
all personal property of Debtor (other than fixtures) now owned or hereafter acquired (the "Collateral") including, but not limited to, the following:
               ----------

     (a)  Accounts.  Any and all accounts, accounts receivable, receivables,
          --------
     contract rights, book debts, checks, notes, drafts, instruments, chattel paper, acceptances, choses in action, any and all amounts due to Debtor from a factor or other forms of obligations and receivables now existing or hereafter arising out of the business of Debtor, as well as any and all returned, refused and repossessed goods, and the cash or non-cash proceeds resulting therefrom.

     (b)  Inventory.  Any and all of Debtor's inventory, including without
          ---------
     limitation any and all goods held for sale or lease or being processed for sale or lease in Debtor's business as now or hereafter conducted, whether now owned or hereinafter acquired, including all materials, goods and work in process, finished goods, and other tangible property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor's business, along with all documents (including documents of title) covering inventory, all cash and non-cash proceeds from the sale of inventory including proceeds from insurance.

     (c)  Equipment.  Any and all of Debtor's furnishings and equipment,
          ---------
     wherever located, whether now owned or hereafter acquired, together with all increases, parts, fittings, accessories, equipment, and special tools now or hereafter used in connection therewith,

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     and all products, additions, substitutions, accessions, and all cash and non-cash proceeds, including proceeds from insurance thereof and thereto.

     (d)  Instruments and/or Investment Property.  All investment property,
          --------------------------------------
     negotiable instruments, promissory notes, and documents of title owned or to be owned by Debtor, certificates of deposit, and all liens, security agreements, leases and other contracts securing or otherwise relating to any of said investment property, instruments or documents, and all cash and non-cash proceeds and products thereof and such additional property receivable or distributed in respect of or in exchange for all or any of such investment property, instruments or documents.

     (e)  General Intangibles.  All patents, trademarks, service marks,
          -------------------
     trade secrets, copyrights and exclusive licenses (whether issued or pending) and all documents, applications, materials and other matters related thereto, all inventions, and all manufacturing, engineering and production plans, drawings, specifications, processes and systems, all trade names, computer programs, data bases, systems and software (including source and object codes), goodwill, choses in action and all other general intangibles of Debtor whether now owned or hereafter acquired and all cash and non-cash proceeds thereof, and all chattel paper, documents and instruments relating to such intangibles.

     (f)  Deposit Accounts and Letters of Credit.  All deposit accounts of
          --------------------------------------
     Debtor, and all interests of Debtor under letters of credit, now owned or hereafter acquired.

     (g)  Related Property. All substitutes and replacements for,
          ----------------
     accessions, attachments and other additions to, tools, parts and equipment used in connection with, and proceeds and products of, the above Collateral (including all income and benefits resulting from any of the above, such as dividends payable or distributable in cash, property or stock; interest, premium and principal payments; redemption proceeds and subscription of rights; all certificates of title, manufacturer's statements of origin, other documents, accounts and chattel paper arising from or related to the above Collateral, and returned or repossessed Collateral, any of which, if received by Debtor, upon request shall be delivered immediately to Secured Parties).

     (h)  Claims.  Any claim of Debtor against a third party, now or
          ------
     hereafter existing, liquidated or unliquidated, and all money, instruments, securities, documents, chattel paper, credits, claims, demands, income, and any other property, rights and interests of Debtor which at any time shall come into the possession or custody or under the control of a Secured Party or any of its agents, affiliates or correspondents, for any purpose, and the proceeds of any thereof. Secured Parties shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents, affiliates or correspondents.

     (i)  Collateral Not to Include Real Property.  The term Collateral
          ---------------------------------------
     shall not include any real property or leasehold interests owned or held by Debtor.

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     3.   OBLIGATION.  The following obligations ("Obligation") are secured by
          ----------                               ----------
this Agreement:

     (a) All debts, obligations, liabilities and agreements of Debtor to Secured Parties, now or hereafter existing, arising directly or indirectly between Debtor and Secured Parties whether absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, and all renewals, extensions or rearrangement of any of the above;

     (b) the indebtedness evidenced by any of the several 10% Secured Convertible Promissory Notes (the "Notes") executed by Borrower and payable
                                        -----
     to the order of a Secured Party pursuant to the terms of that certain Securities Purchase Agreement entered into by Debtor and the Secured Parties on the date hereof (the "Securities Purchase Agreement").
                                      -----------------------------

     (c) Secured Parties' participation in any loan or other debt of Debtor to another person;

     (d) All costs incurred by Secured Parties to obtain, preserve, perfect and enforce this Agreement and maintain, preserve, collect and enforce the Collateral;

     (e)  Interest on the above amounts at the rate set forth in the Notes;

     (f)  All debt, obligations and liabilities of any direct or indirect parent company, subsidiary, or affiliate of Debtor (such parent companies, subsidiaries, and affiliates, together with the Debtor named above, being hereinafter referred to collectively as "Debtor") to Secured Parties of the
                                              ------
     kinds described in this Section 3, now existing or hereafter arising;

     (g) All expenses of the Secured Parties, including fees and expenses of the Secured Parties' counsel, incident to the enforcement of payment of all obligations of the Debtor by any action or participation in, or in connection with a case or proceeding under the Bankruptcy Code, or any successor statute thereto; and

     (h) All amounts which may be owed to Secured Parties pursuant to all other loan documents executed between Secured Parties and any Debtor.

     4.   DEBTOR'S WARRANTIES.  Debtor hereby represents and warrants to Secured
          -------------------
Parties as follows:

          (a)  Authority.  The execution, delivery and performance of this
               ---------
     Agreement and all of the other Transaction Documents (as such term is defined in the Securities Purchase Agreement) by Debtor have been duly authorized by all necessary corporate action of Debtor.

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          (b)  Accuracy of Information.  All information heretofore, herein or
               -----------------------
     hereafter supplied to Secured Parties by or on behalf of Debtor with respect to the Collateral is true and correct.

          (c)  Enforceability.  This Agreement and the other Transaction
               --------------
     Documents constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (d)  Ownership and Liens. Except as set forth on Schedule B, Debtor
               -------------------                         ----------
     has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Except as set forth in Schedule B, Debtor has not executed any
                                         ----------
     other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Parties.

          (e)  No Conflicts or Consents. Neither the ownership, the intended use
               ------------------------
     of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Parties herein nor the exercise by Secured Parties of their rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Debtor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Debtor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Transaction Documents. Except as expressly contemplated in the Transaction Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Parties of their rights and remedies hereunder, other than such consents, approvals or authorizations that have been heretofore obtained, or will have been obtained prior to the time such performance is due or request for advance made.

          (f)  Security Interest.  Except as set forth in Schedule B, Debtor has
               -----------------                          ----------
     and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Parties in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Parties in the Collateral.


          (g)  Location.  Debtor's residence or chief executive office, as the
               --------
     case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the first page hereof.

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          (h)  Solvency of Debtor.  As of the date hereof, and after giving
               ------------------
     effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature, and (iv) if Debtor is not an individual, Debtor has and will have sufficient capital to carry on Debtor's businesses and all businesses in which Debtor is about to engage.

          (i)  Securities.  Any certificates evidencing securities pledged as
               ----------
     Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Parties in writing. To the best of Debtor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Parties in writing.

     5.   DEBTOR'S COVENANTS.  Until full payment and performance of all
          ------------------
Obligations and termination or expiration of any obligation or commitment of Secured Parties to make advances or loans to Debtor, unless Secured Parties holding two-thirds or more of the then unpaid aggregate principal amount of the Notes (a "Supermajority of Secured Parties") otherwise consents in writing:
---------------------------------

     (a)  Obligation and This Agreement.  Debtor shall perform all of its
          -----------------------------
     obligations under the Transaction Documents and in any other agreements between Debtor and a Secured Party.

     (b)  Ownership of Collateral.  Debtor shall defend the Collateral against
          -----------------------
     all claims and demands of all persons at any time claiming any interest therein adverse to Secured Parties, which have not been expressly disclosed in Schedule B. Debtor shall keep such Collateral free from all liens and
        ----------
     security interests except those for property taxes not yet delinquent and the security interest created hereby.

     (c)  Insurance.  Debtor shall insure the tangible Collateral with companies
          ---------
     acceptable to a Supermajority of Secured Parties. Such insurance shall be in an amount not less than the fair market value of the tangible Collateral and shall be against such casualties, with such deductible amounts as a Supermajority of Secured Parties shall approve. All insurance policies shall be written for the benefit of Debtor and Secured Parties as their interests may appear, payable to Secured Parties as loss payees, or in other form satisfactory to a Supermajority of Secured Parties, and such policies or certificates evidencing the same shall be furnished to Secured Parties. All policies of insurance shall provide for written notice to Secured Parties at least 30 days prior to cancellation. Risk of

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     loss or damage is Debtor's to the extent of any deficiency in any effective insurance coverage.

     (d)  Maintenance.  Debtor shall keep all tangible Collateral in good
          -----------
     condition.

     (e)  Secured Parties' Costs.  Debtor shall pay all costs necessary to
          ----------------------
     obtain, preserve, perfect, defend and enforce the security interest created hereby, and to preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, reasonable attorney's fees and legal expenses, feed, rent, storage costs and expenses of sales. Whether Collateral is or is not in Secured Parties' possession, and without any obligation to do so and without waiving Debtor's default for failure to make any such payment, Secured Parties may in the discretion of a Supermajority of Secured Parties, pay any such costs and expenses, discharge encumbrances on Collateral, and pay for insurance of Collateral, and such payment shall be a part of the Obligation and bear interest at the rate set out in the Notes. Debtor agrees to reimburse Secured Parties on demand for any costs so incurred.

     (f)  Information and Inspection.  Debtor shall (i) promptly furnish
          --------------------------
     Secured Parties any information with respect to Collateral requested by Secured Parties; (ii) allow Secured Parties or their representatives to inspect the Collateral at any time and wherever located, and to inspect and copy, or furnish Secured Parties or their representatives with copies of, all records relating to the Collateral and the Obligation; (iii) furnish Secured Parties or their representatives such information as Secured Parties may request to identify Collateral, at the time and in the form requested by Secured Parties; and (iv) deliver upon request to Secured Parties shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of, and the payment for, Collateral.

     (g)  Additional Documents.  Debtor will contemporaneously with the
          --------------------
     execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that a Secured Parties may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Parties to exercise and enforce their rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation executing and filing any financing or continuation statements, or any amendments thereto. If all or any part of the Collateral is intellectual property covered by any patent or copyright protection in the United States or elsewhere, Debtor covenants and agrees, at a Secured Party's request, to prepare, execute and file with the appropriate governmental authorities all documents required to perfect a security interest in such Collateral.

     (h)  Parties Liable on Collateral.  Debtor will preserve the liability of
          ----------------------------
     all obligors on any Collateral, will preserve the priority of all security therefor, and will deliver to Secured Parties the original certificates of title on all motor vehicles or other titled vehicles constituting the Collateral. Secured Parties shall have no duty to preserve such

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     liability or security, but may do so at the expense of Debtor, without waiving Debtor's default.

     (i)  Right of Secured Parties to Notify Debtors.  Upon the occurrence of an
          ------------------------------------------
     Event of Default, Secured Parties may, in the discretion of a Supermajority of Secured Parties, notify persons obligated on any Collateral to make payments directly to Secured Parties and Secured Parties may take control of all proceeds of any Collateral. Until Secured Parties elect to exercise such rights, Debtor, as agent of Secured Parties, shall collect and enforce all payments owed on Collateral.

     (j)  Records of Collateral.  Debtor at all times will maintain accurate
          ---------------------
     books and records covering the Collateral. Debtor immediately will mark all books and records with an entry showing the absolute assignment of all Collateral to Secured Parties and Secured Parties are hereby given the right to audit the books and records of Debtor relating to Collateral at any time and from time to time. The amounts shown as owed to Debtor on Debtor's books and on any assignment schedule will be the undisputed amounts owing and unpaid.

     (k)  Disposition of Collateral.  No Collateral may be sold, leased,
          -------------------------
     manufactured, processed or otherwise disposed of by Debtor in any manner without the prior written consent of a Supermajority of Secured Parties, except Collateral sold, leased, licensed, manufactured, processed or consumed in the ordinary course of business.

     (l)  Accounts.  Each account held as Collateral will represent the valid
          --------
     and legally enforceable obligation of third parties, and shall not be evidenced by any instrument or chattel paper.

     (m)  Location of Collateral.  Debtor shall give Secured Parties written
          ----------------------
     notice of each office of Debtor in which records of Debtor pertaining to accounts held as Collateral are kept, and each location at which Collateral is or will be kept, and of any change of any such location. If no such notice is given, all records of Debtor pertaining to Collateral are and shall be kept at Debtor's address as set forth above.

     (n)  Notice of Changes.  Debtor will notify Secured Parties immediately of
          -----------------
     any material change in the Collateral, of a change in Debtor's residence or location, of a change in any matter warranted or represented by Debtor in this Agreement or furnished to Secured Parties, and of any Event of Default (as defined below).

     (o)  Use and Removal of Collateral.  Debtor will not use the Collateral
          -----------------------------
     illegally nor, unless previously indicated as a fixture, permit the Collateral to be affixed to real or personal property without the prior written consent of a Supermajority of Secured Parties. Debtor will not permit any of the Collateral to be removed from the locations specified herein without the prior written consent of Secured Parties, except for the sale, lease or licenseof inventory in the ordinary course of business.

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     (p)  Possession of Collateral.  Debtor will deliver all other instruments,
          ------------------------
     documents and chattel paper which are part of the Collateral and in Debtor's possession to the Secured Parties immediately, or if hereafter acquired, immediately following acquisition, appropriately indorsed to Secured Parties' order, or with appropriate, executed powers. Debtor waives presentment, notice of acceleration, demand, notice of dishonor, protest, and all other notices with respect thereto.

     (q)  Consumer Credit.  If any Collateral or proceeds includes obligations
          ---------------
     of third parties to Debtor, the transactions giving rise to the Collateral shall conform in all respects to the applicable state or federal law including but not limited to consumer credit law. Debtor shall hold harmless and indemnify Secured Parties against any cost, loss or expense arising from Debtor's breach of this covenant.

     (r)  Change of Name/Status.  Except to the extent described in Schedule
          ---------------------
     5(r), attached hereto, without the written consent of a Supermajority of Secured Parties, Debtor shall not change its name, change its corporate status, use any trade name or engage in any business in which it was not engaged on the date of this Agreement.

     (s)  Power of Attorney.  Effective upon the date of any Event of Default
          -----------------
     and thereafter, Debtor hereby appoints First Capital Group of Texas II, L.P., being one of the Secured Parties ("FCGTII") as Debtor's attorney-in-fact with full power in Debtor's name and behalf to do every act which Debtor is obligated to do or may be required to do hereunder, however, nothing in this paragraph shall be construed to obligate FCGT II to take any action hereunder nor shall FCGT II or Secured Parties be liable to Debtor for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Obligation is outstanding.

     (t)  Waivers by Debtor.  Debtor waives notice of the creation, advance,
          -----------------
     increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligation; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligation outstanding at any time, notice of any change in financial condition of any person liable for the Obligation or any part thereof, notice of any event of default, and all other notices respecting the Obligation; and agrees that maturity of the Obligation and any part thereof may be accelerated, extended or renewed one or more times by Secured Parties in the discretion of a Supermajority of Secured Parties, without notice to Debtor. Debtor waives any right to require that any action be brought against any other person or to require that resort be had to any other security or to any balance of any deposit account. The Debtor further waives any right of subrogation or to enforce any right of action against any other Debtor until the Obligation is paid in full.

     (u)  Other Parties and Other Collateral.  No renewal or extension of or any
          ----------------------------------
     other indulgence with respect to the Obligation or any part thereof, no release of any security, no release of any person (including any maker, indorser, guarantor or surety) liable on the Obligation, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligation or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of Secured Parties under the law, hereunder, or under any other agreement pertaining to the Collateral. Secured Parties need not file suit or assert a claim for personal judgment against any person for any part of the Obligation or seek to realize upon any other security for the Obligation, before foreclosing or otherwise realizing upon the Collateral for the purpose of paying the Obligation. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that Secured Parties shall have no duty or obligation to Debtor to apply to the Obligation any such other security or proceeds thereof.

     (v)  Collection and Segregation of Accounts. The Secured Parties hereby
          --------------------------------------
     authorize the Debtor to collect the Collateral; provided, however, that upon the occurrence of an Event of Default, such authority shall be thereafter subject to the direction and control of the Secured Parties, and after the occurrence of an Event of Default, the Secured Parties may, without cause or notice, curtail or terminate said authority at any time. Upon written notice by a Supermajority of Secured Parties following the occurrence of an Event of Default, the Debtor shall forthwith upon receipt of all checks, drafts, cash, and other remittances in payment of or on account of the Collateral, deposit the same in one or more special accounts maintained with the Secured Parties over which the Secured Parties alone shall have the power of withdrawal. The remittance of the proceeds of such Collateral shall not, however, constitute payment or liquidation of such Collateral until the Secured Parties shall receive good funds for such proceeds. Funds placed in such special accounts shall be held by the Secured Parties as security for all Obligations secured hereunder. Such proceeds shall be deposited in precisely the form received, except for the indorsement of the Debtor where necessary to permit collection of items, which indorsement the Debtor agrees to make, and which indorsement FCGT II is also hereby authorized, as attorney-in-fact, to make on behalf of the Debtor. In the event the Secured Parties have notified the Debtor to make deposits to a special account, pending such deposit, the Debtor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of the Debtor, but will hold them separate and apart therefrom, and upon an express trust for the Secured Parties until deposit thereof is made in the special account. The Secured Parties will, from time to time, apply the whole or any part of the Collateral funds on deposit in this special account against such Obligations as are secured hereby as the Secured Parties may in the discretion of a Supermajority of Secured Parties, elect. In the discretion of a Supermajority of Secured Parties, any portion of said funds on deposit in the special account which a Supermajority of Secured Parties shall elect not to apply to the Obligations, may be paid over by the Secured Parties to the Debtor.

6.   RIGHTS AND POWERS OF SECURED PARTIES
     ------------------------------------

     (a)  General.
          -------

              (i) Secured Parties, without liability to Debtor may, upon the occurrence of an Event of Default, (A) obtain from any person information regarding Debtor or Debtor's business, which information any such person also may furnish without liabi lity to Debtor; (B) require Debtor to give possession or control of any Collateral to Secured Parties; (C) indorse as Debtor's agent any instruments, documents or chattel paper in Collateral or representing proceeds of Collateral; (D) contact account debtors directly to verify information furnished by Debtor; (E) take control of proceeds, including stock received as dividends or by reason of stock splits; (F) take control of funds generated by the Collateral, such as cash dividends, interest and proceeds or refunds from insurance, and use same to reduce any part of the Obligation and exercise any other rights which an owner of such Collateral may exercise, except the right to vote or dispose of Collateral before an event of default; and (G) demand, collect, convert, redeem, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon Collateral, in its own name or in the name of Debtor, as Secured Parties may determine.

              (ii) Secured Parties may, at any time, (A) release Collateral in its possession to any Debtor, temporarily or otherwise; and (B) reject as unsatisfactory any property hereafter offered by Debtor as Collateral.

              (iii) Secured Parties shall not be liable for failure to collect any account or instruments, or for any act or omission on the part of the Secured Parties, its officers, agents or employees, except willful misconduct and gross negligence. The foregoing rights and powers of Secured Parties will be in addition to, and not a limitation upon, any rights and powers of Secured Parties given by law, elsewhere in this Agreement, or otherwise. If Debtor fails to maintain any required insurance, to the extent permitted by applicable law Secured Parties may (but are not obligated to) purchase single interest insurance coverage for the Collateral which insurance may in the discretion of a Supermajority of Secured Parties, (i) protect only Secured Parties and not provide any remuneration or protection for Debtor directly and
          (ii) provide coverage only after the Obligation has been declared due as herein provided. The premiums for any such insurance purchased by Secured Parties shall be a part of the Obligation and shall bear interest at the rate set forth in the Note.

     (b)  Convertible Collateral.  Secured Parties may present for conversion
          ----------------------
     any Collateral which is convertible into any other instrument or investment property or a combination thereof with cash, but Secured Parties shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

     (c)  Actions of Secured Parties.  With respect to all rights, obligations
          --------------------------
     and actions reserved to the discretion, option or opinion of the Secured Parties under this Agreement, except as otherwise expressly provided herein, Secured Parties shall act upon such rights, obligations and discretionary matters only upon the consent of a Supermajority of Secured Parties.

7.   DEFAULT
     -------

     (a)  Event of Default.  An "Event of Default" shall occur if: (i) there is
          ----------------       ----------------
     a loss, theft, damage or destruction of any material portion of the Collateral for which there is no insurance coverage or for which, in the opinion of the Secured Parties there is insufficient insurance coverage; or
     (ii) any Debtor or any other obligor on the Obligation shall fail to timely and properly pay to Secured Parties any indebtedness that is part of the Obligation when due or fail to timely or properly observe, keep or perform any term, covenant, agreement or condition in this Agreement or in any other agreement between Debtor and any other obligor on the Obligation, including in any other note or instrument, loan agreement, security agreement, deed of trust, mortgage, promissory note, assignment or other agreement or instrument concerning the Obligation.

     (b)  Rights and Remedies.  If any Event of Default shall occur, then, in
          -------------------
     each and every such case, the Secured Parties may, without presentment, demand, or protest, notice of default, dishonor, demand, non-payment, or protest, notice of intent to accelerate all or any part of the Obligation, notice of acceleration of all or any part of the Obligation, or notice of any other kind, all of which Debtor hereby expressly waives, (except for any notice required under this Agreement, any other loan document or applicable law), at any time thereafter exercise and/or enforce any of the following rights and remedies:

              (i)     Possession and Collection of Collateral. At the option of
                      ---------------------------------------
          a Supermajority of Secured Parties: (i) take possession or control of, store, lease, operate, manage, sell or otherwise dispose of, all or any part of the Collateral; (ii) notify all parties under any account or contract right forming all or any part of the Collateral to make any payments otherwise due to Debtor directly to the Secured Parties;
          (iii) in the Secured Parties' own name, or in the name of Debtor, demand, collect, receive, sue for, and give receipts and releases for, any and an amounts due under such accounts and contract rights; (iv) indorse as the agent of the Debtor any check, note, chattel paper, documents, or instruments forming all or any part of the Collateral;
          (v) make formal application for transfer to the Secured Parties (or to any assignee of the Secured Parties to any purchaser of any of the Collateral) of all of the Debtor's permits, licenses, approvals, agreements, and the like relating to the Collateral or to the Debtor's business; (vi) take any other action which the Secured Parties deem necessary or desirable to protect and realize upon its security interest in the Collateral; and (vii) in addition to the foregoing, and not in substitution therefor, exercise any one or more of the rights and remedies exerciseable by the Secured Parties under any other provision of this Agreement, under any of the other loan documents, or as provided by applicable law (including, without limitation, the Texas Uniform Commercial Code (hereinafter referred to as the "UCC")). In taking possession of the Collateral the Secured
                  ---
          Parties may enter the Debtor premises and otherwise proceed without legal process, if this can be done without breach of the peace. The Debtor shall, upon the Secured Parties' demand, promptly make the Collateral or other security available to the Secured Parties at a place designated by the Secured Parties, which place shall be reasonably convenient to both parties. The Secured Parties shall not be liable for, nor be prejudiced by any loss, depreciation or other damages to the Collateral, unless caused by the Secured Parties' willful and malicious act. The Secured Parties shall have no duty to take any action to preserve or collect the Collateral.

              (ii)   Receiver.  Obtain the appointment of a receiver for all or
                     --------
          any of the Collateral, the Debtor hereby consenting to the appointment of such a receiver and agreeing not to oppose any such appointment.

              (iii)  Right of Set Off.  Without notice or demand to the Debtor,
                     ----------------
          set off and apply against any and all of the Obligations any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by the Secured Parties to or for the credit of the account of the Debtor.

              (iv)   Books and Records.  Secured Parties shall be entitled to
                     -----------------
          immediate possession of all books and records evidencing any Collateral or pertaining to chattel paper covered by this Agreement and it or its representatives shall have the authority to enter upon any premises upon which any of the same, or any Collateral, may be situated and remove the same therefrom without liability.

              (v)    Insurance.  Secured Parties may surrender any insurance
                     ---------
          policies in Collateral and receive the unearned premium thereon. Debtor shall be entitled to any surplus and shall be liable to Secured Parties for any deficiency.

              (vi)   Proceeds of Disposition.  The proceeds of any disposition
                     -----------------------
          after default available to satisfy the Obligation shall be applied to the Obligation in such order and in such manner as Secured Parties in their discretion shall decide.

  8.  GENERAL
      -------

     (a)  Parties Bound.  Secured Parties' rights hereunder shall inure to the
          -------------
     benefit of their successors and assigns, and in the event of any assignment or transfer of any of the Obligation or the Collateral, Secured Parties thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Parties shall retain all rights and powers hereby given with respect to any of the Obligation or Collateral not so assigned or transferred. All representations, warranties and agreements of Debtor if more than one are joint and several and all shall be binding upon the personal representatives, heirs, successors and assigns of Debtor.

     (b)  Waiver.  No delay by Secured Parties in exercising any power or right
          ------
     shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Parties of any right hereunder or of any Event of Default by Debtor shall be binding upon Secured Parties unless in writing, and no failure by Secured Parties to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power or of any further Event of Default. Each right, power and remedy of the Secured Parties as provided for in any of the Transaction Documents, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Secured Parties of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Secured Parties of any or an other such rights, powers or remedies.

     (c)  Agreement Continuing.  This Agreement shall constitute a continuing
          --------------------
     agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Parties and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties. Time is of the essence of this Agreement.

     (d)  Definitions.  Unless the context indicates otherwise, definitions in
          -----------
     the UCC apply to words and phrases in this Agreement; if UCC definitions conflict, definitions set forth in Chapter 9 of the UCC apply.

     (e)  Notice.  Notice shall be deemed reasonable if mailed postage prepaid
          ------
     at least 10 days before the related action (or if the UCC elsewhere specifies a longer period, such longer period) to the address of Debtor given above.

     (f)  Modifications.  No provision hereof shall be modified or limited
          -------------
     except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by the Debtor and a Supermajority of Secured Parties, nor by course of conduct, usage of trade.

     (g)  Partial Invalidity.  The unenforceability or invalidity of any
          ------------------
     provision of this Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any loan document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     (h)  Gender and Number.  Where appropriate, the use of one gender shall be
          -----------------
     construed to include the others or any of them; and the singular number shall be construed to include the plural, and vice versa.

     (i)  Applicable Law and Venue.  This Agreement has been delivered in the
          ------------------------
     State of Texas and shall be construed in accordance with the laws of that State. It is performable by Debtor in the county or city of Debtor's address set out above and Debtor expressly waives any objection as to venue in any such location. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalid ity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     (j)  Financing Statement.  To the extent permitted by applicable law, a
          -------------------
     carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

     (k)  Counterparts.  This Agreement may be executed in any number of
          ------------
     counterparts, each of which shall be considered to be an original, but all of which shall constitute one in the same instrument. As used herein "this Agreement" shall include all schedules, exhibits and attachments and addenda hereto (if any).

     (l) NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.


DEBTOR:                              SECURED PARTIES:
------                               ---------------

DATA RACE, INC.,                     FIRST CAPITAL GROUP OF TEXAS II, L.P.
a Texas corporation                     By:  First Capital Group Investment,
                                         Partners LP, its General Partner
                                        By:  First Capital Group Management
                                              Company, LP, its General Partner

By:                                     By:
   ----------------------------------     --------------------------------------
  James G. Scogin, Vice President and     Jeffrey P. Blanchard, Managing Partner
  Chief Financial Officer



                                    ICN Capital Ltd.

                                    By:                     ,  its
                                       --------------------        --------

                                    By:
                                        -------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

                                 Schedule 5(r)

                          Description of Name Change

  In April, 2000 the board of directors of the Company adopted a resolution to change the Company's name to "IP AXESS, Inc." At the Company's Annual Meeting of Shareholders held on November 9, 2000, the shareholders approved the name change. Therefore, the Company may operate under the name IPAXESS, Inc.

                                  SCHEDULE A
                                      TO
                         PLEDGE AND SECURITY AGREEMENT



                          SCHEDULE OF SECURED PARTIES
                          ---------------------------




               Name                               Contact Information
----------------------------------------------------------------------------
First Capital Group of Texas II, L.P.       750 E. Mulberry, Suite 305
                                            San Antonio, TX 78212
                                            Attention: Jeffrey P. Blanchard
                                            (p) 210-736 4233
                                            (f) 210-736-5449
-----------------------------------------------------------------------------
ICN Capital Ltd.                            19 Mount Havelock
                                            Douglas, Isle of Man
                                            United Kingdom
                                            1M1 2QG
                                            Attn: Ann Nicholson
                                            (p)011-44-1624-623911
                                            (f)011-44-1624-677313
-----------------------------------------------------------------------------

                                  SCHEDULE B
                                      TO
                         PLEDGE AND SECURITY AGREEMENT


                                     LIENS

The Uniform Commercial Code index maintained by the Texas Secretary of State reflects the following effective filings regarding IP AXESS:

          1. UCC Financing Statement Number 01-00014861 filed on January 22, 2001 at 08:00 A.M. The secured party is listed as The Manifest Group, 100 E. Saratoga, Marshall, Minnesota 56258-1714.


The Uniform Commercial Code index maintained by the Texas Secretary of State reflects the following effective filings regarding DATA RACE INC:

          1. UCC Financing Statement Number 96-00248283 filed on December 16, 1996 at 08:00 A.M. The secured party is listed as Imperial Bank, 226 Airport Parkway, San Jose, California 95110.

          2. UCC Financing Statement Number 00-00523541 filed on June 16, 2000 at 08:00 A.M. The secured party is listed as Ameritech Credit Corporation, 2550 W. Golf Road, Rolling Meadows, Illinois 60008.

          3. UCC Financing Statement Number 00-00540732 filed on July 11, 2000 at 08:00 A.M. The secured party is listed as NEC America, Inc., 300 Frank W. Burr Boulevard, Teaneck, New Jersey 07666.